UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2009

TARRANT APPAREL GROUP

(Exact Name of Registrant as Specified in Charter)

California	0-26006	95-4181026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3151 East Washington Boulevard Los Angeles, California (Address of Principal Executive Offices)	90023 (Zip Code)

(323) 780-8250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2009, Tarrant Apparel Group, a California corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sunrise Acquisition Company, LLC, a California limited liability company 100% owned by Gerard Guez and Todd Kay (“Parent”), Sunrise Merger Company, a California corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Gerard Guez, the Company’s Interim Chief Executive Officer and Chairman of its Board of Directors, and Todd Kay, the Company’s Vice-Chairman of its Board of Directors. We previously disclosed our entry into the Merger Agreement in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2009.

On June 26, 2009, the parties to the Merger Agreement entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment No. 1”), solely to amend the definition of “End Date” found in Section 6.1(b) of the Merger Agreement to extend from June 30, 2009 to September 30, 2009 the date following which either the Company or Parent may terminate the Merger Agreement if the merger has not been completed.

The Amendment No. 1 is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 1.

Additional Information About the Proposed Transactions and Where You Can Find It

This document may be deemed to be solicitation material in respect of the proposed business combination of Parent, Merger Sub and the Company. In connection with the proposed transactions, a joint Rule 13e-3 Transaction Statement on Schedule 13E-3 and a proxy statement on Schedule 14A (the “Proxy Statement”) have been filed by the Company with the SEC. SHAREHOLDERS OF THE COMPANY ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The definitive Proxy Statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Tarrant Apparel Group, Attention: Chief Financial Officer, 3151 East Washington Boulevard, Los Angeles, CA 90023.

Parent, Merger Sub and the Company and their respective directors, managers and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Gerard Guez, the Company’s interim chief executive officer and chairman of the board of directors, is the president, secretary and chief financial officer and sole director of Merger Sub and a member and a manager of Parent and Todd Kay is a member and a manager of Parent. Information about Messrs. Guez and Kay and the other directors and executive officers of the Company who may be deemed to be participants in the solicitation of proxies in respect of the Merger is available in the Company’s annual proxy statement filed with the SEC on April 28, 2008. Additional information regarding the interests of such potential participants will be included in the proxy statement related to the merger and the other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 26, 2009, by and among Tarrant Apparel Group, Sunrise Acquisition Company, LLC, Sunrise Merger Company, Gerard Guez and Todd Kay.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRANT APPAREL GROUP

Date: June 26, 2009	By:	/s/ Patrick Chow
Patrick Chow,
Chief Financial Officer,
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 26, 2009, by and among Tarrant Apparel Group, Sunrise Acquisition Company, LLC, Sunrise Merger Company, Gerard Guez and Todd Kay.

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